UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 7, 2006

033-75706 (Commission File Number)

BPC Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	35-1814673 (I.R.S. Employer Identification Number)

Berry Plastics Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	35-1813706 (I.R.S. Employer Identification Number)
101 Oakley Street Evansville, Indiana (Address of principal executive offices)	47710 (Zip Code)
(812) 424-2904

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On August 7, 2006, Berry Plastics Corporation issued a press release announcing the extension of the consent date and expiration date in connection with the cash tender offer for any and all of its outstanding $335 million of 10-3/4% Senior Subordinated Notes due 2012, a copy of which is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	The exhibits listed below and in the accompanying Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit	Description
99.1	Press release dated August 7, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2006.

                                   BPC Holding Corporation
                               Berry Plastics Corporation

By: /s/ JAMES M. KRATOCHVIL__
James M. Kratochvil
Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the entities listed above

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated August 7, 2006.